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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 19, 2007

                          UNIVISION COMMUNICATIONS INC.

             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         001-12223                                        95-4398884
 (Commission File Number)                     (IRS Employer Identification No.)



                          605 THIRD AVENUE, 12TH FLOOR
                               NEW YORK, NY 10158
                    (Address of principal executive offices)

                                 (212) 455-5200
              (Registrant's telephone number, including area code)


                                    NO CHANGE
          (Former name or former address, if changed since last report)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 5.02  COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Promissory Note and Stock Pledge Agreement

On June 19, 2007, Broadcasting Media Partners, Inc. ("BMP") and Joseph Uva (the "Executive"), the Chief Executive Officer of BMP and Univision Communications Inc. (the "Company"), entered into a promissory note and stock pledge agreement (the "Note") pursuant to which BMP made to the Executive a full recourse loan in an amount equal to $1,985,774, for the purpose of enabling the Executive to purchase 210,031 shares of restricted Class A-1 common shares of BMP (the "Restricted Shares"). The Company is a wholly owned subsidiary of BMP. The Executive's payment obligation under the Note is secured by the Restricted Shares, and BMP has a first priority security interest in such shares. The Note shall bear interest at an annual rate equal to 4.59%, the lowest applicable federal rate of interest permitted under the Internal Revenue Code of 1986, as amended. One-third of the Executive's annual bonus, starting with the annual bonus for BMP's fiscal year commencing January 1, 2008, shall be applied to repayment of the Note, provided that the Note shall not remain outstanding following June 19, 2013.

BMP may declare the Note immediately due and payable in full upon within ten days after the 18-month period following the date on which the Executive's employment with BMP has terminated for any reason. Further, the entire unpaid balance of the Note will become immediately due and payable in full upon the occurrence of any of the following events: (i) the filing of a petition in bankruptcy or reorganization by the Executive or against the Executive by any creditor of the Executive, (ii) upon the application for, or appointment of, a receiver for the property of, or the offering of a composition or extension to creditors by, or the making or attempted making of an assignment for the benefit of creditors by the Executive, or (iii) the failure of the Executive to make any principal or interest payment required under the Note within ten calendar days after such payment is due. In the event that BMP or any affiliate notifies the Executive of its intent to file a registration statement with the Securities and Exchange Commission and that as a result of such filing, applicable law does not permit any amounts under the Note to remain outstanding, all outstanding amounts will become immediately payable in full on the earlier of (i) the date immediately preceding the date of the filing of such registration statement and
(ii) 30 days following the receipt by the Executive of such notification.

Restricted Stock Award Agreement

The Executive used the proceeds of the Note in addition to the after-tax proceeds of a $1 million payment made by BMP to the Executive in consideration of opportunities forfeited by the Executive with his prior employer to purchase the 210,031 Restricted Shares of Class A-1 common stock of BMP (a total purchase price reflecting the fair market value on the date of the grant of $2,592,974), pursuant a Restricted Stock Award Agreement between the Executive and BMP dated June 19, 2007 (the "Restricted Stock Award Agreement"), under the 2007 Equity Incentive Plan. The Restricted Shares were allocated to approximately three equal tranches (Tranche 1, Tranche 2 and Tranche 3). The shares will vest ratably on each of the first five anniversaries of April 2, 2007 (the Executive's first day of employment), provided that the shares allocated to Tranche 2 and Tranche 3 will have additional performance-based vesting criteria. The Tranche 2 shares will vest to the extent that on the applicable vesting date, the investors have received an 8% return on their investment, and the Tranche 3 shares will vest to the extent the investors have received a return equal to two times their investment and, if they have not vested after five years, investors additionally must receive at least a 15% internal rate of return. The shares will become fully vested upon a Change of Control (as defined in the Restricted Stock Award Agreement) that occurs during the Executive's employment or within six months following his termination of service without


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Cause (as defined in Executive's employment agreement); provided that, with respect to the shares allocated to Tranche 2 and Tranche 3, the applicable performance goals have been met as of such date. The Executive will vest in a pro rata portion for that yearof his shares upon a termination of his employment with BMP due to his death or Disability, by BMP without Cause or by the Executive for Good Reason (as defined in Executive's employment agreement); provided that, with respect to the shares allocated to Tranche 2 and Tranche 3, the applicable performance goals have been met as of such date.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

EXHIBIT                               DESCRIPTION
NO.
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10.1     Promissory Note and Stock Pledge Agreement dated June 19, 2007 between Joseph Uva and Broadcasting Media Partners, Inc. (filed herewith).

10.2     Form of Restricted Stock Award Agreement (incorporated by reference to
         Exhibit 10.18 to Registrant's Quarterly Report for the quarter ended March 31, 2007 on Form 10-Q (File No. 001-12223)).

10.3 Notice of Restricted Stock Award dated June 19, 2007 for Joseph Uva (filed herewith).







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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 25, 2007             UNIVISION COMMUNICATIONS INC.


                                By:    /s/ Peter H. Lori
                                    ---------------------------------
                                Name:  Peter H. Lori
                                Title: Chief Accounting Officer























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                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT

EXHIBIT NO.             DESCRIPTION
-----------             -----------

     10.1 Promissory Note and Stock Pledge Agreement dated June 19, 2007 between Joseph Uva and Broadcasting Media Partners, Inc. (filed herewith).

     10.2 Form of Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.18 to Registrant's Quarterly Report for the quarter ended March 31, 2007 on Form 10-Q (File No. 001- 12223)).

     10.3 Notice of Restricted Stock Award dated June 19, 2007 for Joseph Uva (filed herewith).






















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